The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust SMID Cap Fund (BTSMX)

Supplement dated June 2, 2015

to the

Prospectus dated August 1, 2014

Effective June 1, 2015, the “Fees and Expenses of the Fund” table appearing on page 7 of the Prospectus, is restated as follows:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust SMID Cap Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver and/or Expense Reimbursement (1)	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

(1)         Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/ or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 0.75% (1.00% prior to June 1, 2015) of its average daily net assets through August 1, 2015 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three fiscal years after fees were waived or expenses reimbursed if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$98	$440	$806	$1,836

Effective June 1, 2015, the Minimum Investment Chart on page 8 of Prospectus is restated as follows:

Minimum Initial Investment:	$1,000,000
Minimum Additional Investment:	$1,000

Effective June 1, 2015, the “Distribution and Shareholder Services Agreements” section appearing on page 32 of the Prospectus is restated as follows:

Distribution and Shareholder Services Agreements

Each of the Funds, except the Boston Trust SMID Cap Fund, are entitled to enter into Shareholder Services Agreements pursuant to which a Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies, retirement plan administrators and other types of service providers which provide administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay a service provider (which may include affiliates of the Funds) a shareholder services fee which is based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the service provider for providing certain administrative services to Fund shareholders with whom the service provider has a servicing relationship.

The Adviser (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee from its bona fide profits for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Effective June 1, 2015, the third and fourth paragraphs of “Fund Management — The Investment Adviser” section appearing on page 36 of the Prospectus is restated as follows:

The Adviser has contractually agreed to reduce the amount of advisory fees it receives from each Fund and/or reimburse each Fund to the extent necessary to limit the Total Fund Operating Expenses of each Fund, except the Boston Trust SMID Cap Fund, to 1.00% of its average daily net assets.  The Advisor has contractually agreed to reduce the amount of advisory fees it receives from the Boston Trust SMID Cap Fund and/or reimburse the Boston Trust SMID Cap Fund to the extent necessary to limit the Total Fund Operating Expenses of the Fund to 0.75% of its average daily net assets.

This agreement is effective through August 1, 2015 and is exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles). Each Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser provided that such repayment does not cause a Fund’s Total Fund Operating Expenses to exceed 1.00%, or in the case of the Boston Trust SMID Cap Fund 0.75%, of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 1, 2014 with respect to the Boston Trust SMID Cap Fund.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-(800) 282-8782, ext. 7050.

Please retain this supplement for future reference.

The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Asset Management Fund (BTBFX)

Boston Trust Equity Fund (BTEFX)

Boston Trust Midcap Fund (BTMFX)

Boston Trust Small Cap Fund (BOSOX)

Boston Trust SMID Cap Fund (BTSMX)

Walden Asset Management Fund (WSBFX)

Walden Equity Fund (WSEFX)

Walden International Equity Fund (WASMX)

Walden Midcap Fund (WAMFX)

Walden SMID Cap Innovations Fund (WASMX)

Walden Small Cap Innovations Fund (WASOX)

Supplement dated June 2, 2015 to the

Statement of Additional Information dated August 1, 2014

Effective May 1, 2015, the “Officers Who Are Not Trustees” Table appearing on page 13 of the Statement of Additional Information for all Funds, is restated as follows:

POSITION(S)
NAME, ADDRESS AND	HELD WITH	TERM OF OFFICE* AND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE
DATE OF BIRTH	THE FUNDS	LENGTH OF TIME SERVED	YEARS

Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Indefinite; Since May, 2011

Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010; Vice-President of Finance, Vesbridge Partners, June 2004 to present

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Indefinite; Since May, 2007	Senior Vice President, Citi Fund Services Ohio, Inc., August 2007 to present.

Charles Booth 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 4/4/1960	Chief Compliance Officer	Indefinite; Since May, 2015	Director, Citi Fund Services Ohio, Inc., May 2007 to present.

*Officers hold their positions until a successor has been duly elected and qualified.

Effective June 1, 2015, the “Shareholder Services Agreements” section appearing on page 25 of the Statement of Additional Information is restated as follows:

Shareholder Services Agreements

Each Fund, except the Boston Trust SMID Cap Fund, has authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds, except the Boston Trust SMID Cap Fund, are entitled to enter into Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee which may be based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship, on a fixed dollar amount for each account serviced by the Authorized Service Provider, or some combination of each of those methods of calculation. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Funds in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations and account addresses; (6) sub-accounting for all Fund share transactions at the shareholder level; (7) crediting distributions from the Funds to shareholder accounts; (8) determining amounts to be reinvested in the Funds; and (9) providing such other administrative services as may be reasonably requested and which are deemed necessary and beneficial to the shareholders of the Funds.

Effective June 1, 2015 the “Disclosure of Fund Portfolio Holdings” section on page 35 of the SAI is replaced as follows:

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities. A complete list of the Funds’ portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Adviser may make Fund holdings available more frequently than quarterly on the Funds’ website at www.btim.com. As a general matter, in order to protect the confidentiality of the Funds’ portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds’ custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; (2) in marketing materials; or (3) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement, or where the Board of Trustees has determined that the polices of the recipient are adequate to protect the information that is disclosed. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement. Such disclosures must be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.

Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 1, 2014 with respect to the Funds.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-(800) 282-8782, ext. 7050.

Please retain this supplement for future reference.